UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 6, 2012

Alico, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Daniels Interstate Court

Fort Myers, Florida, 33913

(Address of principal executive offices)

Registrant’s telephone number: (239) 226-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Section 8 ITEM 8.01	Other Events Other Events

On October 10, 2012, Alico, Inc. paid off an outstanding mortgage note with an interest rate of 6.68% with Farm Credit of Florida totaling $1.8 million. The mortgage was collateralized by 7,680 acres of real estate used for farm leases, sugarcane and citrus production. Documents evidencing satisfaction of the mortgage and release of collateral are in process and will be recorded upon completion.

With the payoff of Farm Credit of Florida mortgage note, Alico reduced its term debt to $37.5 million bearing interest at 2.71% and currently maintains an unused line of credit of $60 million bearing interest of 2.47%.

Section 9 ITEM 9.01	Financial Statements and Exhibits Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated October 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: October 16, 2012	By:	/s/ W. Mark Humphrey
	Name:	W. Mark Humphrey
	Title:	Chief Financial Officer